UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2019 (July 25, 2019)

Sierra Income Corporation
(Exact name of registrant as specified in its charter)

Maryland	0-54650	45-2544432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Ave, 6th Floor East
New York, NY 10017
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (212) 759-0777

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b- 2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 25, 2019 (the “Closing Date”), Sierra Income Corporation (the “Company”) entered into Amendment No. 2 to its existing Amended and Restated Senior Secured Revolving Credit Agreement (the “Amendment”), with certain lenders party thereto, ING Capital LLC, as administrative agent (the “Administrative Agent”), and, solely with respect to Section 2.10 of the Amendment, SIC AAR LLC, SIC Investment Holdings LLC and Sierra Management, Inc., as subsidiary guarantors.  The Amendment amends certain provisions of the Company’s Amended and Restated Senior Secured Revolving Credit Agreement (as amended by Amendment No. 1, the “Prior Facility” and, as further amended by Amendment No. 2, the “Facility”).

The Prior Facility was amended to, among other things, (i) reduce the size of the commitments thereunder from $220.0 million to $215.0 million, (ii) extend the Revolver Termination Date (as defined in the Prior Facility) from August 12, 2019 to March 31, 2020 and (iii) extend the Maturity Date (as defined in the Prior Facility) from August 12, 2020 to March 31, 2021.

As of July 25, 2019, total commitments under the Facility are $215.0 million.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment attached hereto as Exhibit 10.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(a)       Not applicable.

(b)       Not applicable.

(c)       Not applicable.

(d)       Exhibits.

Exhibit No.	Description
10.1
Amendment No. 2 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of July 25, 2019, by and among the Borrower, the lenders from time to time party thereto, the Administrative Agent and, solely for purposes of Section 2.10 thereof, subsidiary guarantors thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2019	SIERRA INCOME CORPORATION

	By:	/s/ Richard T. Allorto, Jr.
Richard T. Allorto, Jr. Chief Financial Officer